Exhibit 99.1


                             NORTH FORK BANCORP
275 BROADHOLLOW ROAD, MELVILLE, NY 11747  (631) 844-1258 FAX  (631) 844-1471


FOR IMMEDIATE RELEASE               CONTACT:    DANIEL M. HEALY
                                                EXECUTIVE VICE PRESIDENT
                                                CHIEF FINANCIAL OFFICER
                                                (631) 844-1258


               NORTH FORK ANNOUNCES 20% INCREASE IN EARNINGS
                       FOR THE SECOND QUARTER OF 2000

      MELVILLE, N.Y. - JULY 13, 2000 - NORTH FORK BANCORPORATION, INC. (NYSE: NFB) reported net income for the quarter ended June 30, 2000 of $86 million or diluted earnings per share of $.50. This quarter represented the first full quarter following the February 2000 acquisitions of JSB Financial, Inc., and Reliance Bancorp, Inc. For the quarter ended June 30, 2000, the Company's return on average assets and equity were 2.35% and 25.10%, respectively. During this quarter, gains from the sale of certain facilities and securities were offset by expenses incurred in the Company's attempt to acquire Dime Bancorp, Inc. Core earnings in the current quarter, eliminating the effects of these gains and Dime acquisition expenses was $73.5 million or diluted earnings per share of $.43 as compared to earnings, exclusive of security transactions, of $60.8 million or diluted earnings per share of $.36 for the quarter ended June 30, 1999, a 20% increase. Since JSB was accounted for as a pooling-of-interests transaction for financial reporting purposes, financial data for all prior periods have been restated to include JSB. The core return on average assets and equity in the June 2000 quarter were 2.01% and 21.45%, respectively. Commenting on the most recent quarter, John Adam Kanas, Chairman, President and Chief Executive Officer said, "The earnings in the quarter are reflective of the investments we are making in a number of new business initiatives, the success of the integration of our two most recent acquisitions and the prudent steps we undertook in the first quarter of this year to restructure the Company's balance sheet during a period of rising interest rates and economic uncertainty."

      North Fork's core earnings for the six months ended June 30, 2000, excluding the effects of the JSB merger related restructure charge, Dime acquisition expenses, net security transactions and other non-recurring items was $138.1 million, or diluted earnings per share of $.82 as compared to earnings, exclusive of security transactions of $120.1 million and diluted earnings per share of $.71 for the comparable period in the prior year. For the six-month period of 2000, the core return on average assets and equity were 1.93% and 21.68%, respectively. The Company's core efficiency ratio, North Fork's perennial hallmark measurement, was 32.96% and 34.05% in the quarter and six-month period ended June 30, 2000.

      Net interest income for the June 30, 2000 quarter was $153 million resulting in a net interest margin of 4.52%, an improvement of 29 basis points over the immediately preceding quarter in the current year. Net interest income for the six-month period of 2000 amounted to $292.3 million or a net interest margin of 4.39% as compared to $261.1 million and 4.39% for the comparable prior year period. The improvement in the net interest margin resulted from a combination of factors, including the first quarter's balance sheet restructuring, the increasing component of demand deposit balances, and the growth in interest earning assets at higher yields. "The de novo branch expansion project in Manhattan continues to proceed ahead of schedule," said Mr. Kanas. "The opportunities for our style of banking in the city are limitless." The Company will have eight locations in Manhattan by year end 2000 compared to three at the end of 1999. Total demand deposits at June 30, 2000, approximated $1,847 million or 21% of total deposits compared to $1,558 million at December 31, 1999, an 18.6% increase. A major contributor to the growth in these deposit balances has been the Manhattan expansion program.

      Loans, net of unearned income, were $9.1 billion at June 30, 2000, an increase of $215.6 million over the immediately preceding quarter or an annualized growth rate of 9.7%. Loan growth was distributed through all of the Company's product offerings, with lease finance and consumer loans having the largest portions. Lease finance receivables originated by All Points Capital Corp., the Company's wholly owned lease finance subsidiary, have grown to $135.4 million since its inception in the fourth quarter of 1999. "Although originations in the multi-family and home mortgage residential portfolios have declined recently, they have been more than offset by quality loan growth in other areas," said Kanas. Non-performing assets at June 30, 2000 of $14.8 million remained relatively unchanged from the previous quarter. The reserve for loan loss coverage to non-performing loans was 634% at the end of the current quarter. Considering that approximately $5.9 billion or 65% of total loans are represented by residential and multi-family loans which have historically experienced minimal charge-offs, the Company believes that the reserve for loan loss coverage for all of its other loans is greater than comparable banking institutions. "The quality of our loan portfolio is outstanding," said Mr. Kanas. "We are not exposed to the types of loans that have gained recent notoriety and been the subject of losses at other banks."

      Non-interest and fee based income for the second quarter of 2000, excluding the effect of security transactions and other gains, was $20.8 million compared to $15.6 million in the second quarter of 1999, a 33% increase. For the six-month period ended June 30, 2000 non-interest and fee based income was $40 million compared to $30.9 million in 1999, a 28% increase. The gains are in part a result of the recent acquisitions.


Year-to-Date Special Charges and Non-Recurring Items

      The quarter and the year-to-date periods ended June 30, 2000, included several significant transactions and expense items. These included the Jamaica merger-related restructure charge, securities transactions, Dime related expenses and other items.

      The following table sets forth the reconciliation from net income, as reported, to core earnings for the three and six-month periods ended June 30, 2000.

                                          THREE MONTHS ENDED      SIX MONTHS ENDED
                                            JUNE 30, 2000          JUNE 30, 2000
                                         -------------------------------------------
NET INCOME                                          $ 86,019                $ 87,931
Items Excluded from Core Earnings:
   Interest Expense
   Gain on Sale of Facilities            (10,392)               (10,392)
   Net Securities (Gains)/Losses         (11,148)                 8,600
   Dime Related Expenses                   2,300                  8,300
   Special Provision for Loan Losses         -                    6,750
   Net Gain on Loan Sales                    -                   (2,303)
   Merger Related Restructure Charge         -                   50,499
                                         --------               --------
                                         (19,240)                61,454
   Related Tax Effect                      6,734                (17,927)
                                         --------               --------
                                                     (12,506)                 43,527
   Jamaica Tax Bad Debt Recapture,
     net of Federal Benefit                                -                   6,600

CORE EARNINGS                                       $ 73,513                $138,058
                                                    --------                --------
Core Earnings per Share - Basic            $0.43                               $0.83
Core Earnings per Share - Diluted          $0.43                               $0.82
Core Cash Earnings per Share - Basic       $0.46                               $0.88
Core Cash Earnings per Share - Diluted     $0.46                               $0.87


                               * * * * *

      Investors and security holders are advised to read North Fork's registration statement and tender offer statement with respect to its exchange offer for Dime common stock, North Fork's proxy statement with respect to North Fork's proposed solicitation of proxies from Dime stockholders in connection with Dime's 2000 annual meeting of stockholders, and any amendments or supplements to any of such documents (when they become available), because each of these documents contains, or will contain, important information. Investors and security holders may obtain a free copy of the exchange offer registration statement, the tender offer statement, the proxy statement, any amendments or supplements to any of such documents (when they become available), and any other documents filed by North Fork with the SEC, at the SEC's Internet web site at www.sec.gov. Each of these documents may also be obtained free of charge by overnight mail or direct electronic transmission by calling North Fork's information agent, D.F. King & Co., Inc. toll-free at 1-800-755-7250.



                      NORTH FORK BANCORPORATION, INC.
                                (NYSE: NFB)
            (IN THOUSANDS, EXCEPT RATIOS AND PER SHARE AMOUNTS)


                                         THREE MONTHS ENDED   SIX MONTHS ENDED
CORE EARNINGS HIGHLIGHTS                   JUNE 30, 2000        JUNE 30, 2000
------------------------                 -------------------------------------

   Interest Income                            $ 271,142           $ 525,310
   Interest Expense                             118,176             233,014
                                         -------------------------------------
      Net Interest Income                       152,966             292,296
   Provision for Loan Losses                      2,250               4,500
                                         -------------------------------------
Net Interest Income after Provision
  for Loan Losses                               150,716             287,796
                                         -------------------------------------

Non-Interest Income:
-------------------
   Fees and Service Charges on Deposit
     Accounts                                     9,601              18,056
   Investment Management, Commissions
     and Trust Fees                               4,623               9,356
   Mortgage Banking Operations                      942               1,797
   Other Operating Income                         5,584              10,808
                                         -------------------------------------
Total Non-Interest Income                        20,750              40,017
                                         -------------------------------------

Non-Interest Expense:
--------------------
   Other Operating Expenses                      47,558              96,653
   Capital Securities Costs                       5,140               9,774
   Amortization  of Intangible Assets             5,671               8,989
                                         -------------------------------------
Total Non-Interest Expense                       58,369             115,416
                                         -------------------------------------

   Income Before Income Taxes                   113,097             212,397
   Provision for Income Taxes                    39,584              74,339
                                         -------------------------------------
Net Income                                   $   73,513           $ 138,058
                                         =====================================

   Earnings Per Share - Basic                     $0.43               $0.83
   Earnings Per Share - Diluted                   $0.43               $0.82
   Cash Earnings Per Share - Diluted(1)           $0.46               $0.87
   Average Shares Outstanding - Basic           171,672             166,994
   Average Shares Outstanding - Diluted         172,847             168,144
   Cash Dividends per Share                      $0.180              $0.360
   Return on Average Total Assets                 2.01%               1.93%
   Return on Average Stockholders'
     Equity(2)                                   21.45%              21.68%
   Yield on Interest Earning Assets               7.93%               7.81%
   Cost of Funds                                  4.24%               4.23%
   Net Interest Margin(3)                         4.52%               4.39%
   Core Efficiency Ratio(4)                      32.96%              34.05%




                                NORTH FORK BANCORPORATION, INC.
                                           (NYSE: NFB)
                      (IN THOUSANDS, EXCEPT RATIOS AND PER SHARE AMOUNTS)


                                                THREE MONTHS ENDED                SIX MONTHS ENDED
INCOME STATEMENT HIGHLIGHTS - ACTUAL       JUNE 30, 2000   JUNE 30, 1999    JUNE 30, 2000   JUNE 30, 1999
------------------------------------       -----------------------------    -----------------------------
   Interest Income                           $ 271,142       $ 230,007        $ 525,310       $ 452,548
   Interest Expense                            118,176          98,299          233,014         191,476
                                           -----------------------------    -----------------------------
      Net Interest Income                      152,966         131,708          292,296         261,072
   Provision for Loan Losses                     2,250           1,255           11,250           2,512
                                           -----------------------------    -----------------------------
Net Interest Income after Provision
 for Loan Losses                               150,716         130,453          281,046         258,560
                                           -----------------------------    -----------------------------

Non-Interest Income:
-------------------
   Fees and Service Charges on Deposit
     Accounts                                    9,601           7,058           18,056          13,756
   Investment Mgmt., Commissions and
     Trust Fees                                  4,623          4,203            9,356           8,572
   Mortgage Banking Operations                     942             957            1,797           1,898
   Other Operating Income                        5,584           3,384           13,111           6,654
   Gain  on Sale of Facilities                  10,392               -           10,392               -
   Net Securities Gains/(Losses)                11,148           7,017          (8,600)           9,720
                                           -----------------------------    -----------------------------
Total Non-Interest Income                       42,290          22,619           44,112          40,600
                                           -----------------------------    -----------------------------

Non-Interest Expense:
--------------------
   Other Operating Expenses                     47,558          44,845           96,653          89,219
   Dime Related Expenses                         2,300               -            8,300               -
    Capital Securities Costs                     5,140           4,211            9,774           8,422
   Amortization of Intangible Assets             5,671           2,084            8,989           4,159
   Merger Related Restructure Charge                 -               -           50,499               -
                                           -----------------------------    -----------------------------
Total Non-Interest Expense                      60,669          51,140          174,215         101,800
                                           -----------------------------    -----------------------------

   Income Before Income Taxes                  132,337         101,932          150,943         197,360
   Provision for Incomes Taxes                  46,318          36,679           63,012          71,060
                                           -----------------------------    -----------------------------
Net Income                                   $  86,019       $  65,253        $  87,931        $126,300
                                           =============================    =============================

   Earnings Per Share - Basic                    $0.50           $0.39            $0.53           $0.76
   Earnings Per Share - Diluted                  $0.50           $0.39            $0.52           $0.75
   Cash Earnings Per Share - Diluted(1)          $0.53           $0.40            $0.58           $0.78
   Average Shares Outstanding - Basic          171,672         166,169          166,994         166,804
   Average Shares Outstanding - Diluted        172,847         167,594          168,144         168,311
   Cash Dividends per Share                     $0.180          $0.150           $0.360          $0.300
   Return on Average Total Assets                2.35%           2.01%            1.23%           2.00%
   Return on Average Stockholders'
    Equity(2)                                   25.10%          21.82%           13.81%          21.43%
   Yield on Interest Earning Assets              7.93%           7.49%            7.81%           7.57%
   Cost of Funds                                 4.24%           3.95%            4.23%           3.95%
   Net Interest Margin(3)                        4.52%           4.31%            4.39%           4.39%
   Core Efficiency Ratio(4)                     32.96%          34.62%           34.05%          34.64%




                                   NORTH FORK BANCORPORATION, INC.
                                           (NYSE: NFB)
                       (IN THOUSANDS, EXCEPT RATIOS AND PER SHARE AMOUNTS)


BALANCE SHEET HIGHLIGHTS          JUNE 30, 2000   MARCH 31, 2000   DECEMBER 31, 1999   JUNE 30, 1999
------------------------          ------------------------------------------------------------------
Total Assets                       $ 14,682,748     $ 15,024,882        $ 13,676,156    $ 13,142,306
Loans, net                            9,083,782        8,868,148           7,897,688       7,253,742
Allowance for Loan Losses                88,010           87,491              74,525          75,333
Securities Available-for-Sale         3,449,273        3,899,591           3,682,210       3,612,810
Securities Held-to-Maturity           1,219,444        1,279,489           1,351,504       1,562,017
Intangible Assets                       352,549          358,220              79,151          82,109
Demand Deposits                       1,846,973        1,718,987           1,558,044       1,503,254
Interest Bearing Deposits             7,074,447        7,315,058           6,083,519       6,138,876
Borrowings                            3,944,992        4,256,781           4,559,200       3,899,796
Capital Securities                      244,326          244,320             199,314         199,301
Stockholders' Equity                  1,342,503        1,293,029             999,098       1,179,193
Book Value Per Share                      $7.72            $7.45               $6.38           $7.08
Actual Shares Outstanding               173,855          173,582             156,585         166,644

SELECTED FINANCIAL HIGHLIGHTS
-----------------------------

CAPITAL RATIOS:
-----------------------------

Risk Based Capital
      Tier 1                             14.71%           13.98%              13.70%         16.43%
      Total                              15.77%           15.07%              14.95%         17.83%
      Leverage Ratio                      8.87%            8.79%               8.57%         10.02%

ASSET QUALITY:
-----------------------------

Non-Performing Loans                   $ 13,881         $ 13,112            $ 15,128       $ 14,361
Other Real Estate                           913            1,081                 787            835
                                  ------------------------------------------------------------------
Total Non-Performing Assets            $ 14,794         $ 14,193            $ 15,915       $ 15,196
                                  ==================================================================

Restructured, Accruing Loans           $     --         $     --            $     --       $    557

Allowance for Loan Losses to
Non-Performing Loans                       634%             667%                493%           525%

Allowance for Loan Losses to
Total Loans, net                          0.97%            0.99%               0.94%          1.04%

Non-Performing Loans to Total
Loans, net                                0.15%            0.15%               0.19%          0.20%



                  Notes to June 30, 2000 Earnings Release

(1) Cash earnings per share reflect the amortization of intangible assets as an addition to net income.

(2)   Excludes the effect of the SFAS No. 115 adjustment.

(3)   Presented on a tax equivalent basis.

(4) The core efficiency ratio is defined as the ratio of non-interest expense, net of other real estate expenses and other non-recurring charges, to net interest income on a tax equivalent basis and other non-interest income, net of securities (losses)/gains and other non-recurring items.